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                                                                   Exhibit 10.25

[LOGO OF ONESOFT]

OneSoft Letter of Engagement


November 30, 1999

Mr. Michael Hemenway
Manager, Internet Business Development
Maytag Corporation
403 West Fourth Street North
P.O. Box 39
Newton, Iowa 50208-0039

Re:  Letter of Engagement
     OneSoft  ID#  ******


Dear Mr. Hemenway,

Thank you for taking the time to come to our offices so that we could further introduce you to OneSoft's Maytag team. The information you exchanged has recognized a need to immediately engage OneSoft into the requirements phase of the project.

This letter confirms engagement by Maytag Corporation (or the "Company") of OneSoft to commence Phase I of its proposed project with the Company. Our understanding of the terms of this engagement is set forth below.

Summary of Engagement
---------------------

Company engages OneSoft to provide ****** that may include *********** of ************* and ********** for approximately a *********** starting on
************* ("**********") for the purpose of commencing the **********, and
*********** for ******* of the project. OneSoft will provide these services on an as needed basis at the Company's request or approved designee.

Project Schedule and Fees
-------------------------

Company agrees to compensate OneSoft for each team member at the hourly rates stated in the attachment A. The team will be provided on a time and materials basis,
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and Company acknowledges that the estimate is subject to actual time and material used. Extensions of the approximate two-week period may be effectuated with a change order signed by Company. However, it is expected that a comprehensive contract will be executed between the parties no later than December 30, 1999.

In addition, the Company will be responsible for reimbursing OneSoft's reasonable out of pocket expenses related to this engagement.

General Terms
-------------

OneSoft invoices on a monthly basis. Invoices are payable upon receipt. Invoices that remain unpaid more than ***** days are subject to late fees(********* or the maximum permissible by law whichever is less). OneSoft makes no warranty express or implied, with respect to the services rendered hereunder or the results obtained from OneSoft's work, including without limitation, any implied warranties of merchantability or fitness for a particular purpose. In no event shall OneSoft or its suppliers be liable for: (a) any indirect, special, incidental or consequential damages, even if advised of the possibility thereof, and regardless of whether any claim is based upon any agreement, negligence, warranty, strict liability or other legal or equitable theory; or (b) direct damages in excess of the aggregate amount of fees received by OneSoft from the Company hereunder, notwithstanding any failure of essential purposes of any limited remedy.

Confirmation
------------

Please sign this letter below in the space provided to confirm our understanding of this engagement and to indicate the Company's acceptance of the terms of the engagement as set forth in this letter. OneSoft is prepared to commence this project immediately upon receipt of a signed copy of this letter.

Sincerely,


/s/ Stuart L. Claggett
--------------------------------------

Stuart L. Claggett, Vice President


Acknowledged, Accepted and Agreed:

Maytag Corporation


/s/ Michael Hemenway
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We charge for the following types of services: Long distance telephone, telex, telecopying, messenger, postage and other communication costs; duplication and laser printer use, staff overtime, computer research and other costs incurred on your behalf. We sometimes refer to these costs as "disbursements", although some of these disbursements are not direct reimbursements of out of pocket costs we pay to third parties, but rather are amounts we believe reasonable and appropriate which we charge our clients for certain services involved.
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Attachment A

                            Labor Rate Price Schedule
                            -------------------------

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